VANGUARD WELLESLEY(R)
INCOME FUND

JUNE 30, 2000

[A MEMBER OF
THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED? In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.
     We don't think so.
     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.
     Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.
     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.
     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.
     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:
o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.
o Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.
o Step back from the daily frenzy of the markets; focus on your overall asset allocation.
o Capture as much of the market's return as possible by minimizing costs and taxes.
Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

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CONTENTS
Report From The Chairman..........1     Fund Profile..................8

The Markets In Perspective........4     Performance Summary..........12

Report From The Adviser...........6     Financial Statements.........13
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All  comparative  mutual fund data are from Lipper  Inc. or  Morningstar,  Inc., unless otherwise noted.
"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.
Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes.
"Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates Incorporated.

REPORT FROM THE CHAIRMAN

[PHOTO OF JOHN J. BRENNAN]

The stock market struggled but the bond market achieved solid results during the first half of 2000. Vanguard Wellesley Income Fund recorded a 2.2% return for the six months, a result that was better than those posted by its average peer, its benchmark index, and the overall stock market.
     The table at right presents the total return (capital change plus reinvested dividends) for your fund, the average income fund, and the Wellesley Composite Index, which is constructed of market benchmarks weighted in proportion to your fund's typical investment mix of 65% bonds and 35% dividend-paying stocks.

-----------------------------------------------------
                                      TOTAL RETURNS
                                    SIX MONTHS ENDED
                                      JUNE 30, 2000
-----------------------------------------------------
Vanguard Wellesley Income Fund            2.2%
-----------------------------------------------------
Average Income Fund*                      1.9%
-----------------------------------------------------
Wellesley Composite Index**               1.7%
-----------------------------------------------------
*Derived from data provided by Lipper Inc.
**Bond component is 65% Lehman Long Credit AA or Better Bond Index through March 31, 2000, and 65% Lehman Credit A or Better Index thereafter. Stock component is 26% S&P 500/BARRA Value Index, 4.5% S&P Utilities Index, and 4.5% S&P Telephone Index.

     Our return is based on a decrease in net asset value from $18.85 per share on December 31, 1999, to $18.73 per share on June 30, 2000, and is adjusted for dividends of $0.53 per share paid from net investment income (down from $0.56 paid out during the first half of 1999). As of June 30, Wellesley Income Fund's annualized yield was 5.8%, up from 5.7% on December 31, 1999, and 5.3% on June 30, 1999.

THE PERIOD IN REVIEW
The first half of 2000 was a tumultuous time in the financial markets, which were buffeted by a complex set of crosscurrents. The domestic economy continued to grow at a strong pace: Output, adjusted for inflation, was 6% higher during the second quarter of 2000 than a year before. Unemployment remained low, hovering around 4% of the workforce.
     Economic  growth is generally  good for corporate  earnings and,  thus, for stocks. But investors and economic policymakers have worried that the combination of rapid growth and low unemployment would trigger sharply higher wages and inflation. The Federal Reserve Board, seeking to slow the economy's momentum and forestall an inflationary outburst, continued to raise short-term interest rates during the half-year. The Fed boosted the federal funds rate three times by a total of 1.0 percentage point (100 basis points).
     Although the Fed succeeded in pushing up short-term interest rates--the yield of 3-month U.S. Treasury bills climbed 52 basis points (from 5.33% to 5.85%) during the period--it had less impact on long-term rates. After rising early in 2000, yields for longer-term Treasuries began to fall after the Treasury Department announced that it would take advantage of the rising federal budget surplus to buy back billions of dollars' worth of long-term bonds. The shrinking supply of Treasuries caused their prices to rise and their yields to fall. On balance, the 30-year Treasury bond fell 58 basis points, to 5.90%, during the half-year. Yields on high-quality corporate bonds were slightly higher and prices dipped slightly.
     In the stock market, a boom in technology-related sectors kept the market averages rising during the first quarter, despite the threat of higher inflation and the Fed's tighter monetary policy. But during the second quarter, tech stocks in particular cooled off. The market may have reacted to evidence that the ideal combination of rapid growth and low inflation could be ending. If the Fed succeeds in slowing the economy, corporate earnings growth might slow, too. And if earnings growth slowed, some investors reasoned, technology and telecommunications stocks would have a tough time maintaining their lofty price/earnings multiples. The split between the two quarters was evident in the results for the tech-heavy Nasdaq Composite Index, which rose 12.7% in the first quarter only to slide -14.7% in the second. End result? A -3.9% return for the half-year.
     Overall, stocks provided a -0.7% return for the six months, as measured by the Wilshire 5000 Total Market Index. Market leadership flip-flopped between growth stocks--whose prices reflect high expectations for future profitability--and value stocks, whose low prices in relation to earnings, book value, and dividends reflect lower expectations. Growth stocks were in front early on, but value stocks performed best in late March and April. Growth issues bounced back in June, however, and for the full six months, growth generally outpaced value: The growth stocks within the Standard & Poor's 500 Index gained 2.6%, while the value stocks returned -4.1%.

PERFORMANCE OVERVIEW
Although modest in absolute terms, Wellesley Income Fund's 2.2% return during the first half of 2000 was better than those achieved by the average income fund (1.9%), your fund's composite index benchmark (1.7%), or the overall stock market (-0.7%).Wellesley's bond holdings, which made up 61% of fund assets at mid-year, earned 2.8% during the six months. This trailed the 3.6% "spliced" return for the bond benchmarks we used during the period (the Lehman Brothers Long Credit AA or Better Bond Index through March 31, and the Lehman Credit A or Better Bond Index thereafter). Your fund's stock holdings returned 0.4%--nearly 3 full percentage points above the -2.4% return for our unmanaged stock index and even ahead of the S&P 500's -0.4% return.
     In keeping with our adoption of the Lehman Credit A or Better Bond Index as our bond benchmark, our adviser has shortened the bond portfolio's average maturity and average duration (an estimate of how bond prices will fluctuate as interest rates change). As of June 30, the average duration was 5.8 years, down from 7.6 years on December 31, 1999. This means that the price of our bond holdings should rise or fall roughly 5.8% (down from 7.6%) in response to a 1-percentage-point change in market interest rates. But while the fund's sensitivity to changes in rates has been reduced, it remains a bit higher than that of our new benchmark index, whose duration is 5.4 years. Given that corporate bond prices fell slightly during the half-year, the longer duration of our holdings hurt us a bit in relation to the index.
     Our stock segment outpaced its market benchmarks primarily because of good security selection by our adviser, Wellington Management Company. For example, in the consumer-staples category, Wellesley's holdings earned 16.5%, far ahead of the -4.5% return for this group in the S&P 500 Index. And Wellington Management's picks in the utility sector, home to more than one-fifth of our stock holdings, essentially broke even during the six months, a far better result than the average decline of -11.8% for utilities within the S&P 500.
     Our fund met its goal of providing a relatively high and stable level of income during the half-year. These days, it seems that many investors overlook the importance of steady income from interest and dividends. But Wellesley's emphasis on income has served shareholders well over time, especially during periods of high volatility in the markets.

IN SUMMARY
During the first half of 2000 we witnessed very sharp day-to-day price fluctuations for stocks, significant swings in market sentiment, and sudden shifts in market leadership. All of this volatility, squeezed into a mere six months, underscored the fact that unpredictability is par for the course in financial markets. The timing, extent, and duration of such episodes are impossible to foretell with precision, but investors must be willing to endure them to reap the long-term rewards of investing.
     At Vanguard, we reiterate our long-standing recommendation for navigating stormy seas toward long-term financial goals. First, create an investment plan with a balance of stock funds, bond funds, and money market funds suited to your time horizon, investment objectives, and tolerance for market fluctuations. Wellesley Income Fund, of course, was founded on this principle of balanced investing. Once you have a diversified plan in place, stick with it. Avoid the impulse to alter it based on short-term events--whether those be unsettling turbulence in the market or glittery returns from some particular corner of the market. "Stay the course" is timeless investment wisdom.

/s/
John J. Brennan
Chairman and Chief Executive Officer

July 14, 2000



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IN MEMORY
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It is with  great  sadness  that I  report  the  death  of John C.  Sawhill,  an independent trustee of the fund and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.


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NOTICE TO SHAREHOLDERS
In the past, the quarterly income dividend that Vanguard Wellesley Income Fund distributed to shareholders was paid at a set rate of $0.28 per share. Any income the fund earned in excess of the set rate was distributed in the December income dividend. Beginning with the dividend of $0.27 per share that was paid in March 2000, the fund is distributing income on a "pay as you go" basis, rather than according to a set rate. This policy change provides for a more even distribution of income throughout the year.
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                                       3

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 2000

The perpetual tug-of-war in the financial markets ended in a near stalemate during the first half of 2000, despite lots of back-and-forth movement. On average, neither stock nor bond prices ended the period far from where they began it. However, bonds, thanks to their superior income, outpaced stocks in total return.
     Economic signals were conflicting. Growth continued at a rapid pace, and corporate profits rose smartly. On the other hand, stock prices as the year began already reflected high levels of optimism, and the market administered severe punishment to companies that failed to live up to earnings expectations. Also weighing on the market were concerns that the economy's vigor at a time of low unemployment would inevitably push labor costs and other prices higher. Indeed, higher costs for oil and natural gas pushed broad gauges of inflation higher (the Consumer Price Index gained 2.4% for the six months and 3.7% for the twelve months ended June 30). Yet core inflation, which excludes energy and food items, registered a moderate 2.4% gain during the 12 months ended June 30.
     The Federal Reserve Board raised short-term interest rates by 0.25 percentage point in February and again in March, before adding a half-point boost in May. These steps, which followed three quarter-percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. Thereafter, signs of a slowing in economic activity cropped up, although it was not certain that the Fed was done trying to throttle down the economic engine.

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                                                  TOTAL RETURNS
                                            PERIODS ENDED JUNE 30, 2000
                                      ------------------------------------------
                                        6 MONTHS        1 YEAR          5 YEARS*
--------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                            -0.4%          7.2%           23.8%
  Russell 2000 Index                        3.0          14.3            14.3
  Wilshire 5000 Index                      -0.7          10.0            22.6
  MSCI EAFE Index                          -4.0          17.4            11.6
--------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index               4.0%          4.6%            6.3%
  Lehman 10 Year Municipal Bond Index       4.0           4.5             6.0
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                 2.8           5.3             5.2
--------------------------------------------------------------------------------
OTHER
  Consumer Price Index                      2.4%          3.7%            2.5%
--------------------------------------------------------------------------------
*Annualized.


U.S. STOCK MARKETS
Stock prices were quite volatile during the half-year, and large day-to-day price fluctuations in market averages were commonplace. There also were two swift shifts in market leadership. The year began with a continuance in the rapid rise for the "TMT" stocks (technology, media, telecommunications) that were the market's darlings during 1999. Through mid-March, the surge in these "new economy" groups left "old economy" stocks far behind. For example, the Nasdaq Composite Index, which is dominated by tech-related stocks, gained 15.6% and the Russell 1000 Value Index fell -10.4% during January and February. But in mid-March, value stocks took charge and TMT stocks slumped. The Russell 1000 Value Index returned 12.1% while the Nasdaq plummeted to a -27.4% return in the March-May period. But June brought another flip-flop: The value index declined -4.6%, while the Nasdaq rebounded with a 14.5% return.

     When the half-year was over, most broad market indexes had modest declines. The all-market Wilshire 5000 Index returned -0.7%, the large-capitalization S&P 500 Index slipped -0.4%, and the Nasdaq fell -3.9%. Small- and mid-cap stocks did better: The small-cap Russell 2000 Index gained 3.0% and the Wilshire 4500 Completion Index, comprising virtually all the U.S. stocks outside of the S&P 500, eked out a 0.3% return.

U.S. BOND MARKETS
The Federal Reserve most directly influences interest rates of short-term securities. The Fed pushed up its target federal funds rate (charged on overnight loans between banks) by 1 percentage point to 6.5%. But yields of 3-month U.S. Treasury bills rose only half as far (0.52 percentage point, or 52 basis points to 5.85%). And yields actually declined on long-term Treasury securities, whose prices rose. Big federal budget surpluses are causing a shrinking supply of Treasury bonds. The 10-year Treasury note's yield fell 41 basis points to 6.03% as of June 30, and the yield of the 30-year Treasury declined 58 basis points--from 6.48% to 5.90%--during the half-year.
     The upshot was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve descended. The 5.90% yield of 30-year Treasuries on June 30 was 49 basis points below the 6.39% yield on 3-year Treasury notes.
         Corporate bonds did not perform as well as Treasuries for two main reasons: a record level of new offerings and investors' concern that credit quality might be declining. The rise in yields (and fall in prices) was slight for higher-quality corporate bonds but more severe for high-yield "junk" bonds. Investors grew wary of riskier bonds due to an increase in defaults. The Lehman High Yield Bond Index saw a price decline of -5.7% during the first half of 2000, more than offsetting its six-month income of 4.5%. Tax-exempt municipal bonds generally outperformed corporates but did not do as well as Treasury securities. The overall taxable bond market, as measured by the Lehman Aggregate Bond Index, returned 4.0%, as a price gain of 0.4% augmented a 3.6% income return.

INTERNATIONAL STOCK MARKETS
International stock markets were generally unprofitable for U.S. investors due to lack-luster local market performances and a stronger U.S. dollar during the half-year. Although economic growth in most of Europe appeared to be strengthening, stocks were hurt by continued economic weakness in Japan and from expectations of higher interest rates. On the other hand, European stock prices got some support from an increase in corporate takeovers.
     In local currencies, European stocks posted a 1.7% return in the aggregate and stocks from the Pacific region recorded a modest decline of -2.6%. However, the dollar's strength diminished those results for U.S. investors, for whom the Morgan Stanley Capital International (MSCI) Europe Index returned -3.0% and the MSCI Pacific Free Index returned -5.9%. The MSCI Europe, Australasia, Far East
(EAFE) Index of developed foreign markets registered a -4.0% return for U.S. investors.
     The Select Emerging Markets Free Index fell -9.6% in U.S. dollars, having declined -3.5% in local currencies. The index was hit by weakness in South Africa (-15%) and several emerging Asian markets, including Indonesia (-44%), Thailand (-36%), and the Philippines (-36%). The biggest gains among emerging markets were in Israel (+27%) and Venezuela (+19%).

REPORT FROM THE ADVISER

Vanguard Wellesley Income Fund outperformed its unmanaged benchmark for the first six months of 2000. During the half-year ended June 30, the fund returned 2.2%, versus 1.7% for the unmanaged benchmark.
     The stock segment returned 0.4% for the half-year, following full-year returns of -2.7% in 1999, 15.6% in 1998, and 32.8% in 1997. Overall returns for various stock indexes are mixed so far in 2000, but Wellesley's stock portfolio outpaced the -2.4% return of the equity portion of its benchmark. A general lack of exposure to technology companies--due mostly to our income-oriented charter--and an overweighting in energy versus the benchmark index contributed to the fund's outperformance. The blended stock composite index is weighted 75% in the S&P 500/BARRA Value Index, 12.5% in the S&P Utilities Index, and 12.5% in the S&P Telephone Index.
     The bond segment's return of 2.8% for the first six months of 2000 trailed the 3.6% return of a "spliced" benchmark consisting of the result for the Lehman Long Credit AA or Better Index, for the first three months of the year and the return of the Lehman Credit A or Better Index, for the second quarter. The fund's new bond benchmark has an intermediate-term average maturity and is significantly less sensitive to changes in interest rates than the old, which has a long average maturity.
     The bond segment's positive return was notable, given that the Federal Reserve Board continued to raise interest rates this year. Typically, when the Fed raises short-term rates, yields rise for most securities of all maturities and bond prices fall. This year, however, a shrinking supply of U.S. Treasury securities and debt buybacks by the Treasury dampened Treasury yields. From a business-cycle standpoint, we anticipate an end to Fed tightening before too long, slower U.S. economic growth, and receding inflationary pressures, all of which should provide a positive underpinning to the U.S. bond market in the near future.
     We reduced the interest rate risk of the Wellesley Income Fund bond portfolio throughout the year by shortening the portfolio's duration meaningfully. However, the portfolio is currently longer in duration than the new benchmark, implying that a given change in interest rates will cause the principal value of the fund's bond segment to change more than that of the index. Despite the new shorter-duration benchmark, we should emphasize that both the absolute and relative performance of the fund's bond segment will be hurt if interest rates move higher.
     The fund has maintained its traditional posture--investing 60%-65% of assets in investment-grade bonds and 35%-40% of assets in dividend-paying stocks. In general, the fund's performance is sensitive to changes in interest rates because of its sizable weighting in bonds and its substantial allocation to high-yielding, interest-rate-sensitive stocks.

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INVESTMENT PHILOSOPHY
The fund reflects a belief that relatively high current income and moderate long-term growth in income and capital can be achieved without undue risk by holding 60% to 65% of assets in fixed income securities and the balance in income-oriented common stocks. Consistent with this approach, the fund's bond segment comprises intermediate- and long-term U.S. Treasury securities and high-quality corporate bonds; its equity segment is dominated by stocks with above-average dividend yields and strong potential for dividend increases.
--------------------------------------------------------------------------------

OUTLOOK FOR THE SECOND HALF
Given accumulating evidence of a slower U.S. economy, we believe the Fed will temporarily move to the sidelines. We don't expect a rate increase in the next several months. However, we are not convinced that the Fed has completed its task. In the past, the Fed stopped raising interest rates once it could observe a pattern of slowing consumption, weaker housing activity, and moderating manufacturing activity, even if inflation indicators continued to deteriorate. The economy still remains on solid footing. Investment, especially in technology, continues to accelerate. Real GDP (gross domestic product) is forecast to rise 5% on average in 2000, a higher rate than previously predicted, reflecting first-quarter strength. Going forward, however, the key message is decelerating growth. The economy is projected to expand at a healthy 4% average rate in 2001.
     Operating earnings for the S&P 500 Index companies increased 23% in the first quarter, the strongest gain in profits since 1995. We expect that second-quarter earnings will grow at a similar pace; for the full year, we estimate earnings growth of 18%. In 2001, we forecast earnings growth of 12%, which is still a fairly robust rate.

STRATEGY GOING FORWARD
Our strategy for the fund remains consistent. The percentage of assets invested in stocks varies only between 35% and 40%. We reduced the stock portion of the fund from 40% at the end of 1999 to 36% as of June 30. We had been at the upper end of the 35%-40% range because we believed that strong earnings generated by expansion in the global economy could support the valuations. We now expect to stay around the midpoint of the range because there is a risk that earnings may not meet expectations. The S&P 500 Index is up 7.2% for the last 12 months, and is down -0.4% for the six months ended June 30. We believe that the prospect for stable interest rates will bring an improved equity market performance in the year ahead.
     The strategy for the stock portfolio is to buy shares of companies with above-market yields across different industries. We sell stocks usually because they have either risen toward our target prices or experienced deteriorating fundamentals. Most of Wellesley's stocks have above-average dividend yields. The average yield of our stocks is 3.8%, which is 245% higher than the 1.1% average yield of the S&P 500 Index.
     The duration of the fund's bond portfolio will revolve around that of the new benchmark to reduce the portfolio's sensitivity to changes in interest rates. We purchase only investment-grade bonds denominated in U.S. dollars, and we emphasize issuers with stable or improving credit fundamentals.
     The dominant theme guiding the fund's investment strategy is our ongoing obligation to provide an attractive level of income by investing in high-quality securities. Our long-term goal is to achieve increases in Wellesley's dividend.

Earl E. McEvoy, Senior Vice President
John R. Ryan, Senior Vice President
Wellington Management Company, LLP

July 13, 2000

FUND PROFILE
WELLESLEY INCOME FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 10 and 11.

TOTAL FUND CHARACTERISTICS
---------------------------
Yield                 5.8%
Turnover Rate          28%*
Expense Ratio        0.31%*
Cash Investments      3.0%

*Annualized.


FUND ASSET ALLOCATION
---------------------------
CASH INVESTMENTS        3%
STOCKS                 36%
BONDS                  61%


TOTAL FUND VOLATILITY MEASURES
-------------------------------------
              WELLESLEY      S&P 500
-------------------------------------
R-Squared         0.44          1.00
Beta              0.29          1.00


TEN LARGEST STOCKS
(% OF EQUITIES)
------------------------------------------
Exxon Mobil Corp.                    6.4%
Baxter International, Inc.           3.5
BP Amoco PLC ADR                     3.4
Equitable Resources, Inc.            3.3
Shell Transport & Trading Co. ADR    3.2
USX-Marathon Group                   3.2
Bell Atlantic Corp.                  3.1
Marsh & McLennan Cos., Inc.          3.0
Ford Motor Co.                       2.9
Wachovia Corp.                       2.8
------------------------------------------
Top Ten                              34.8%
------------------------------------------
Top Ten as % of Total Net Assets     12.6%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                                        JUNE 30, 1999          JUNE 30, 2000
                                      ------------------------------------------
                                         WELLESLEY       WELLESLEY      S&P 500
                                      ------------------------------------------
Auto & Transportation..........            5.9%             3.7%          1.6%
Consumer Discretionary.........            5.5              5.3          11.8
Consumer Staples...............            5.8              4.8           5.7
Financial Services.............           17.2             17.3          13.4
Health Care....................            5.4              5.5          11.7
Integrated Oils................           18.3             17.0           4.5
Other Energy...................            0.0              5.7           1.8
Materials & Processing.........            9.6              8.9           2.2
Producer Durables..............            0.0              3.8           2.9
Technology.....................            0.0              0.0          29.9
Utilities......................           26.5             22.5           8.6
Other..........................            5.8              5.5           5.9
--------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
----------------------------------------------------
                           WELLESLEY         S&P 500
----------------------------------------------------
Number of Stocks                  68             500
Median Market Cap             $11.0B          $94.9B
Price/Earnings Ratio           14.7x           28.7x
Price/Book Ratio                2.2x            5.2x
Dividend Yield                  3.8%            1.1%
Return on Equity               16.8%           24.5%
Earnings Growth Rate            5.0%           17.3%
Foreign Holdings                8.1%            1.2%


EQUITY INVESTMENT FOCUS
------------------------------------
STYLE                          VALUE
MARKET CAP                     LARGE


FIXED INCOME CHARACTERISTICS
----------------------------------------------------
                           WELLESLEY         LEHMAN*
----------------------------------------------------
Number of Bonds                  146           5,632
Yield to Maturity               7.5%            7.3%
Average Coupon                  6.7%            6.9%
Average Maturity          10.6 years       8.8 years
Average Quality                  Aa2             Aaa
Average Duration           5.8 years       4.9 years

*Lehman Aggregate Bond Index.


FIXED INCOME INVESTMENT FOCUS
----------------------------------------------------
AVERAGE MATURITY                           MEDIUM
CREDIT QUALITY         INVESTMENT-GRADE CORPORATE



DISTRIBUTION BY ISSUER
(% OF BONDS)
----------------------------------------------------
Asset-Backed                                    0.0%
Commercial Mortgage-Backed                      0.0
Finance                                        22.3
Foreign                                         0.8
Government Mortgage-Backed                     18.5
Industrial                                     31.2
Treasury/Agency                                16.1
Utilities                                      11.1
----------------------------------------------------
Total                                         100.0%


DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
----------------------------------------------------
Treasury/Agency*  34.6%
Aaa                                             2.9
Aa                                             18.4
A                                              32.1
Baa                                            11.5
Ba                                              0.5
B                                               0.0
Not Rated                                       0.0
----------------------------------------------------
Total                                         100.0%

*Includes Government Mortgage-Backed.

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate stock or bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.


DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which aretaxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

PERFORMANCE SUMMARY
WELLESLEY INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: DECEMBER 31, 1979-JUNE 30, 2000
--------------------------------------------------------------------------------
                        WELLESLEY INCOME FUND                        COMPOSITE*
FISCAL          CAPITAL      INCOME        TOTAL                       TOTAL
YEAR            RETURN       RETURN       RETURN                       RETURN
--------------------------------------------------------------------------------
1980              0.9%        11.0%        11.9%                         9.4%
1981             -3.1         11.8          8.7                          -1.7
1982             10.1         13.2         23.3                          36.3
1983              7.1         11.5         18.6                          13.2
1984              4.9         11.7         16.6                          13.8
1985             16.0         11.4         27.4                          29.4
1986              9.2          9.1         18.3                          19.9
1987             -8.1          6.2         -1.9                           2.5
1988              4.7          8.9         13.6                          13.7
1989             11.8          9.1         20.9                          21.0
1990             -4.3          8.1          3.8                           2.5
1991             12.9%         8.7%        21.6%                        20.5%
1992              1.6          7.1          8.7                           9.2
1993              8.2          6.4         14.6                          14.6
1994            -10.2          5.8         -4.4                          -4.6
1995             21.6          7.3         28.9                          30.7
1996              3.3          6.1          9.4                           6.8
1997             13.8          6.4         20.2                          19.4
1998              6.4          5.4         11.8                          13.9
1999             -9.2          5.1         -4.1                          -1.4
2000**           -0.6          2.8          2.2                           1.7
--------------------------------------------------------------------------------
*Bond component is 65% Lehman Long-Term Credit Bond Index through December 31, 1985; 65% Lehman Long Credit AA or Better Index through March 31, 2000; 65% Lehman Credit A or Better Index thereafter. Stock component is 35% S&P 500 Index through December 31, 1985; 26% S&P 500/BARRA Value Index, and 9% S&P Utilities Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.
**Six months ended June 30, 2000.
See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
                                                                10 YEARS
                       INCEPTION                       -------------------------
                         DATE      1 YEAR    5 YEARS    CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------
Wellesley Income Fund  7/1/1970    -1.79%     9.82%      4.18%    6.55%   10.73%
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)


STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                  FACE                 MARKET
                                                AMOUNT                 VALUE*
WELLESLEY INCOME FUND                            (000)                  (000)
--------------------------------------------------------------------------------
CORPORATE BONDS (39.2%)
--------------------------------------------------------------------------------
FINANCE (13.6%)
Allstate Corp.
  7.50%, 6/15/2013                           $  20,000              $  18,869
American Re Corp.
  7.45%, 12/15/2026                             23,645                 21,886
Associates Corp. of North America
  6.25%, 11/1/2008                              25,000                 22,408
Banc One Corp.
  7.75%, 7/15/2025                              25,000                 23,389
Bank of America Corp.
  7.875%, 5/16/2005                             25,000                 25,275
BankBoston Corp.
  6.875%, 7/15/2003                             10,000                  9,813
  6.625%, 12/1/2005                             15,000                 14,231
Boatmen's Bancshares Inc.
  7.625%, 10/1/2004                             10,000                 10,025
Cincinnati Financial Corp.
  6.90%, 5/15/2028                              21,750                 18,178
Citicorp
  6.65%, 12/15/2010                             25,000                 23,109
  7.125%, 9/1/2005                              15,000                 14,796
CoreStates Capital Corp.
  6.625%, 3/15/2005                             20,000                 18,969
Farmers Exchange Capital
  7.05%, 7/15/2028                              16,750                 13,260
Fifth Third Bancorp
  6.75%, 7/15/2005                              25,000                 24,188
First Bank N.A.
  7.55%, 6/15/2004                               8,000                  7,976
First Bank System
  6.625%, 5/15/2003                             10,000                  9,749
  7.625%, 5/1/2005                               7,500                  7,456
First Chicago Corp.
  7.625%, 1/15/2003                             15,000                 14,944
First Union Corp.
  6.00%, 10/30/2008                             15,000                 13,055
Fleet Financial Group, Inc.
  6.875%, 3/1/2003                              30,000                 29,467
Ford Motor Credit Co.
  7.25%, 1/15/2003                              15,000                 14,875
General Electric Capital Corp.
  7.25%, 2/1/2005                               50,000                 50,133
  7.375%, 1/19/2010                             10,000                 10,080
  8.125%, 5/15/2012                             10,000                 10,624
General Motors Acceptance Corp.
  7.00%, 9/15/2002                              30,000                 29,762
  7.75%, 1/19/2010                              15,000                 14,893
Liberty Mutual Insurance Co.
  8.50%, 5/15/2025                              25,000                 21,865
Lumbermens Mutual Casualty Co.
  9.15%, 7/1/2026                               20,000                 17,328
MBIA Inc.
  7.00%, 12/15/2025                             19,500                 16,706
Metropolitan Life Insurance Co.
  7.80%, 11/1/2025                              25,000                 23,411
J.P. Morgan & Co., Inc.
  5.75%, 10/15/2008                             20,000                 17,369
  6.25%, 1/15/2009                              20,000                 17,926
NBD Bank N.A.
  6.25%, 8/15/2003                              20,000                 19,275

--------------------------------------------------------------------------------
                                                  FACE                 MARKET
                                                AMOUNT                 VALUE*
WELLESLEY INCOME FUND                            (000)                  (000)
--------------------------------------------------------------------------------
National City Bank Cleveland
  6.50%, 5/1/2003                            $  10,000               $  9,733
National City Bank Pennsylvania
  7.25%, 10/21/2011                             22,000                 20,588
National City Corp.
  7.20%, 5/15/2005                              20,000                 19,584
NationsBank Corp.
  7.75%, 8/15/2004                              20,000                 20,137
Republic New York Corp.
  5.875%, 10/15/2008                            15,000                 12,959
SunTrust Banks, Inc.
  6.00%, 2/15/2026                              10,000                  9,210
  6.125%, 2/15/2004                             20,000                 19,028
Transamerica Financial Corp.
  6.125%, 11/1/2001                             25,000                 24,534
UNUM Corp.
  6.75%, 12/15/2028                             25,000                 18,095
Wachovia Corp.
  6.375%, 4/15/2003                             20,000                 19,457
  6.605%, 10/1/2025                             15,000                 14,360
Wells Fargo & Co.
  6.625%, 7/15/2004                             25,000                 24,362
                                                                      -------
                                                                      817,337
                                                                      -------
INDUSTRIAL (18.9%)
AirTouch Communications, Inc.
  6.35%, 6/1/2005                               25,000                 23,740
Baxter International, Inc.
  7.65%, 2/1/2027                               25,000                 23,523
Bestfoods
  6.625%, 4/15/2028                             25,000                 21,810
Burlington Northern Santa Fe Corp.
  6.375%, 12/15/2005                            12,500                 11,825
CPC International, Inc.
  6.15%, 1/15/2006                               3,085                  2,919
Coca Cola Enterprises
  5.75%, 11/1/2008                              25,000                 22,145
Comcast Cable Communications
  6.20%, 11/15/2008                             25,000                 22,521
Cox Communications, Inc.
  7.75%, 8/15/2006                              25,000                 24,924
DaimlerChrysler North America
  Holding Corp. Global Notes
  7.40%, 1/20/2005                              25,000                 24,877
The Walt Disney Co.
  6.75%, 3/30/2006                              15,000                 14,654
E.I. du Pont de Nemours & Co.
  6.75%, 10/15/2004                             25,000                 24,623
  6.75%, 9/1/2007                               25,000                 24,272
Eaton Corp.
  6.50%, 6/1/2025                               10,000                  9,553
Ferro Corp.
  7.125%, 4/1/2028                              10,000                  8,450
Ford Motor Co.
  8.90%, 1/15/2032                              20,000                 21,719
General Motors Corp.
  9.40%, 7/15/2021                              20,000                 22,763
Georgia-Pacific Group
  7.25%, 6/1/2028                               25,000                 21,427
Gillette Co.
  5.75%, 10/15/2005                             35,000                 32,794
  6.25%, 8/15/2003                              10,000                  9,780
Hershey Foods Corp.
  6.95%, 3/1/2007                               13,000                 12,704
Hewlett-Packard Co.
  7.15%, 6/15/2005                              25,000                 25,060
Hubbell Inc.
  6.625%, 10/1/2005                             10,000                  9,779
Illinois Tool Works, Inc.
  5.75%, 3/1/2009                               25,000                 22,400
International Business
  Machines Corp.
  7.00%, 10/30/2025                             25,000                 23,565
International Paper Co.
  7.625%, 1/15/2007                             15,000                 14,713
Johnson & Johnson
  6.73%, 11/15/2023                             15,000                 14,081
Kimberly-Clark Corp.
  6.25%, 7/15/2018                              25,000                 22,008
Eli Lilly & Co.
  7.125%, 6/1/2025                              25,000                 24,363
Lockheed Corp.
  6.75%, 3/15/2003                               7,000                  6,812
Mead Corp.
  7.35%, 3/1/2017                               10,350                  9,558
Minnesota Mining &
  Manufacturing Corp.
  6.375%, 2/15/2028                             25,000                 22,031
Mobil Corp.
  8.625%, 8/15/2021                             20,000                 22,275
New York Times Co.
  8.25%, 3/15/2025                              26,000                 25,254
News America Holdings
  8.50%, 2/15/2005                              10,000                 10,235
  8.625%, 2/1/2003                              20,000                 20,312
Norfolk Southern Corp.
  6.20%, 4/15/2009                              25,000                 22,231
PPG Industries, Inc.
  6.875%, 2/15/2012                             10,200                  9,600
  9.00%, 5/1/2021                               15,000                 16,606
Phelps Dodge Corp.
  7.125%, 11/1/2027                             12,500                 10,446
Praxair, Inc.
  6.75%, 3/1/2003                               25,000                 24,478
Procter & Gamble Co.
  5.25%, 9/15/2003                              15,000                 14,207
  6.45%, 1/15/2026                              25,000                 22,037
Procter & Gamble Co. ESOP
  9.36%, 1/1/2021                               25,000                 28,680
Raytheon Co.
  7.90%, 3/1/2003                               25,000                 25,068
Rohm & Haas Co.
  6.95%, 7/15/2004                              25,000                 24,629
E.W. Scripps Co.
  6.625%, 10/15/2007                            20,000                 18,915
J Seagram & Sons
  7.00%, 4/15/2008                              20,000                 19,159
Tenneco Packaging
  8.125%, 6/15/2017                             20,000                 17,040
  8.375%, 4/15/2027                             20,000                 17,067
Texaco Capital
  8.625%, 4/1/2032                              25,000                 27,730
Time Warner Inc.
  7.48%, 1/15/2008                              20,000                 19,632

--------------------------------------------------------------------------------
                                                  FACE                 MARKET
                                                AMOUNT                 VALUE*
                                                 (000)                  (000)
--------------------------------------------------------------------------------
Tribune Co.
  6.875%, 11/1/2006                             20,000                 19,181
USX Corp.
  6.85%, 3/1/2008                               25,000                 23,514
USA Waste Services Inc.
  7.00%, 7/15/2028                              25,000                 19,545
Ultramar Diamond Shamrock

  7.20%, 10/15/2017                             25,000                 22,541
Vulcan Materials Co.
  6.00%, 4/1/2009                               25,000                 22,320
Washington Post Co.
  5.50%, 2/15/2009                              50,000                 43,948
Weyerhaeuser Co.
  8.50%, 1/15/2025                              10,000                 10,209
Whirlpool Corp.
  9.00%, 3/1/2003                               10,000                 10,262
                                                                    ---------
                                                                    1,142,514
                                                                    ---------
UTILITIES (6.7%)
AT&T Corp.
  6.50%, 3/15/2029                              25,000                 20,927
Alabama Power Co.
  5.49%, 11/1/2005                               8,250                  7,514
Arizona Public Service Co.
  6.625%, 3/1/2004                              10,000                  9,696
Baltimore Gas & Electric Co.
  7.25%, 7/1/2002                               15,000                 14,963
BellSouth Telecommunications
  6.25%, 5/15/2003                              12,000                 11,675
Chesapeake & Potomac Telephone
  Co. (VA)
  7.875%, 1/15/2022                             16,000                 15,798
Consolidated Edison Co. of
  New York, Inc.
  6.375%, 4/1/2003                              20,000                 19,560
Enron Corp.
  6.875%, 10/15/2007                            20,000                 19,115
GTE California Inc.
  6.70%, 9/1/2009                               25,000                 23,103
GTE Southwest, Inc.
  6.00%, 1/15/2006                              10,000                  9,258
Illinois Power Co.
  6.50%, 8/1/2003                               10,000                  9,668
Kentucky Utilities Co.
  7.92%, 5/15/2007                               5,000                  5,108
MCI Communications Corp.
  7.50%, 8/20/2004                              15,000                 14,941
Michigan Bell Telephone Co.
  7.85%, 1/15/2022                              25,000                 24,747
New Jersey Bell Telephone Co.
  8.00%, 6/1/2022                               14,585                 14,661
New York Telephone Co.
  6.50%, 3/1/2005                               30,000                 28,690
Northern States Power Co.
  6.375%, 4/1/2003                               8,000                  7,767
Ohio Bell Telephone Co.
  6.125%, 5/15/2003                             15,000                 14,565
Oklahoma Gas & Electric Co.
  6.50%, 4/15/2028                              10,000                  8,463
PacifiCorp
  6.625%, 6/1/2007                              10,000                  9,418
Pennsylvania Power & Light Co.
  6.50%, 4/1/2005                               15,000                 14,165
PECO Energy
  6.50%, 5/1/2003                               30,000                 29,126
Southwestern Public Service Co.
  7.25%, 7/15/2004                              10,000                  9,762
Sprint Capital Corp.
  6.875%, 11/15/2028                            20,000                 17,373
Texas Utilities Electric Co.
  6.75%, 7/1/2005                               10,000                  9,511
Union Electric Co.
  6.875%, 8/1/2004                              10,000                  9,732
Wisconsin Electric Power Co.
  6.50%, 6/1/2028                               16,715                 14,177
Wisconsin Power & Light
  5.70%, 10/15/2008                             12,650                 10,928
                                                                      -------
                                                                      404,411
                                                                      -------

--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (Cost $2,492,358)                                                 2,364,262
--------------------------------------------------------------------------------
FOREIGN BONDS (U.S. Dollar-Denominated)(0.5%)
--------------------------------------------------------------------------------
Province of Manitoba
  6.125%, 1/19/2004                              7,000                  6,766
Province of Ontario
  6.00%, 2/21/2006                              25,000                 23,580
--------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
  (Cost $31,830)                                                       30,346
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (20.9%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (4.9%)
U.S. Treasury Bond
  5.50%, 8/15/2028                              50,000                 45,842
U.S. Treasury Notes

  6.25%, 8/31/2002                             125,000                124,618
  6.875%, 5/15/2006                            125,000                128,680
                                                                      -------
                                                                      299,140
                                                                      -------
AGENCY BONDS & NOTES (4.8%)
Federal Home Loan Bank
  5.125%, 9/15/2003                             75,000                 71,322
Federal Home Loan Mortgage Corp.
  5.75%, 7/15/2003                              75,000                 72,397
Federal National Mortgage Assn.
  5.75%, 6/15/2005                              75,000                 71,046
  6.50%, 8/15/2004                              75,000                 73,558
                                                                      -------
                                                                      288,323
                                                                      -------
MORTGAGE OBLIGATIONS (11.2%)
Federal National Mortgage Assn.
(1)5.735%, 1/1/2009                             14,754                 13,343
(1)6.50%, 7/1/2014-11/1/2019                    47,219                 45,315
Government National Mortgage Assn.
(1)6.00%, 6/15/2028-3/15/2029                  426,312                392,810
(1)6.50%, 10/15/2008-8/15/2029                 236,005                224,681
                                                                      -------
                                                                      676,149
                                                                      -------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $1,317,908)                                                 1,263,612
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  FACE                 MARKET
                                                AMOUNT                 VALUE*
WELLESLEY INCOME FUND                            (000)                  (000)
--------------------------------------------------------------------------------
COMMON STOCKS (36.4%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.3%)
  Ford Motor Co.                             1,500,500               $ 64,521
  Norfolk Southern Corp.                       964,600                 14,348
  Visteon Corp.                                196,465                  2,382
                                                                      -------
                                                                       81,251
                                                                      -------
CONSUMER DISCRETIONARY (1.9%)
  Eastman Kodak Co.                            916,000                 54,502
  May Department Stores Co.                  1,960,000                 47,040
  The Stanley Works                            600,000                 14,250
  Kimberly-Clark Corp.                          10,000                    574
                                                                      -------
                                                                      116,366
                                                                      -------
CONSUMER STAPLES(1.8%)
  H.J. Heinz Co.                             1,000,800                 43,785
  Philip Morris Cos., Inc.                   1,645,000                 43,695
  Flowers Industries, Inc.                     510,400                 10,176
  Universal Corp.                              400,000                  8,450
                                                                      -------
                                                                      106,106
                                                                      -------
FINANCIAL SERVICES (6.3%)
   Marsh & McLennan Cos., Inc.                 638,000                 66,631
   Wachovia Corp.                            1,123,900                 60,972
   National City Corp.                       2,828,800                 48,266
   American General Corp.                      500,000                 30,500
   General Growth Properties
   Inc. REIT                                   837,400                 26,587
   Washington Mutual, Inc.                     880,200                25,416
   Urban Shopping Centers,
   Inc. REIT                                   682,000                 22,975
   Sun Communities, Inc. REIT                  685,600                 22,925
   FelCor Lodging Trust, Inc. REIT             630,000                 11,655
   St. Paul Cos., Inc.                         340,000                 11,602
   The Macerich Co. REIT                       519,100                 11,453
   First Union Corp.                           400,000                  9,925
   Brandywine Realty Trust REIT                484,500                  9,266
   CBL & Associates Properties,
   Inc. REIT                                   249,100                  6,212
   HSB Group Inc.                              190,700                  5,936
   Colonial Properties Trust REIT              204,900                  5,609
   Nationwide Health Properties,
   Inc. REIT                                   371,600                  5,179
                                                                      -------
                                                                      381,109
                                                                      -------
HEALTH CARE (2.0%)
  Baxter International, Inc.                 1,097,700                 77,182
  Pharmacia Corp.                              852,115                 44,044
                                                                      -------
                                                                      121,226
                                                                      -------
INTEGRATED OILS (6.2%)
  Exxon Mobil Corp.                          1,779,463                139,688
  BP Amoco PLC ADR                           1,338,708                 75,721
  USX-Marathon Group                         2,766,100                 69,325
  Texaco Inc.                                1,070,000                 56,978
  Royal Dutch Petroleum Co. ADR                523,000                 32,197
                                                                      -------
                                                                      373,909
                                                                      -------
OTHER ENERGY (2.1%)
  Equitable Resources, Inc.                  1,491,100                 71,946
  Ashland, Inc.                              1,030,000                 36,114
  Ultramar Diamond Shamrock
   Corp.                                       501,100                 12,434
  Sunoco, Inc.                                 150,000                  4,416
                                                                      -------
                                                                      124,910
                                                                      -------
MATERIALS & PROCESSING (3.2%)
  The Timber Co.                             2,277,000              $  49,240
  Weyerhaeuser Co.                           1,144,000                 49,192
  Eastman Chemical Co.                       1,023,400                 48,867
  Air Products & Chemicals, Inc.               800,000                 24,650
  Westvaco Corp.                               700,700                 17,386
  Temple-Inland Inc.                           149,100                  6,262
                                                                      -------
                                                                      195,597
                                                                      -------
PRODUCER DURABLES (1.4%)
  Emerson Electric Co.                         829,000                 50,051
  Cooper Industries, Inc.                      995,900                 32,429
                                                                      -------
                                                                       82,480
                                                                      -------

UTILITIES (8.2%)
  Bell Atlantic Corp.                        1,320,000                 67,073
  DTE Energy Co.                             1,388,200                 42,427
  Questar Corp.                              2,000,000                 38,750
  PECO Energy Corp.                            910,000                 36,684
  AT&T Corp.                                 1,120,500                 35,436
  Southern Co.                               1,340,000                 31,239
  Constellation Energy Group                   850,000                 27,678
  GPU, Inc.                                  1,008,600                 27,295
  Pinnacle West Capital Corp.                  760,000                 25,745
  SCANA Corp.                                1,021,600                 24,646
  American Electric Power
  Co., Inc.                                    799,380                 23,682
  NICOR, Inc.                                  722,300                 23,565
  Consolidated Edison Inc.                     747,400                 22,142
  DQE Inc.                                     528,000                 20,889
  Duke Energy Corp.                            300,000                 16,912
  FPL Group, Inc.                              260,000                 12,870
  National Fuel Gas Co.                        182,100                  8,877
  MCN Energy Group Inc.                        351,100                  7,505
                                                                      -------
                                                                      493,415
                                                                      -------
OTHER (2.0%)
  Shell Transport & Trading Co.
   ADR                                       1,397,900                 69,808
  Minnesota Mining &
   Manufacturing Co.                           625,000                 51,562
                                                                      -------
                                                                      121,370
                                                                      -------
--------------------------------------------------------------------------------
  (Cost $1,944,978)                                                 2,197,739
--------------------------------------------------------------------------------

                                                  FACE
                                                AMOUNT
                                                 (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTs (6.3%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account

   6.71%, 7/3/2000                            $182,126                182,126
   6.71%-6.73%, 7/3/2000--Note G               201,517                201,517
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $383,643)                                                     383,643
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.3%)
  (Cost $6,170,717)                                                 6,239,602
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE*
                                                                        (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                   72,429
Liabilities--Note G                                                  (273,225)
                                                                      -------
                                                                     (200,796)
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 322,343,258 outstanding
  $.001 par value shares of beneficial interest
  (unlimited authorization)                                        $6,038,806
================================================================================

NET ASSET VALUE PER SHARE                                              $18.73
================================================================================
*See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------

                                                Amount                    Per
                                                 (000)                  Share
--------------------------------------------------------------------------------
 AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
 Paid in Capital                            $5,940,210                 $18.43
 Overdistributed Net
  Investment Income                             (3,288)                  (.01)
 Accumulated Net Realized Gains                 32,999                    .10
 Unrealized Appreciation--Note F                68,885                    .21
--------------------------------------------------------------------------------
 NET ASSETS                                 $6,038,806                 $18.73
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-----------------------------------------------------------------------------------------
                                                                   WELLESLEY INCOME FUND
                                                          SIX MONTHS ENDED JUNE 30, 2000
                                                                                   (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
Income
   Dividends*                                                                   $ 47,066
   Interest                                                                      135,772
   Security Lending                                                                  157
                                                                                 -------
      Total Income                                                               182,995
                                                                                 -------
Expenses
   Investment Advisory Fees--Note B
      Basic Fee                                                                    1,635
      Performance Adjustment                                                        (384)
   The Vanguard Group--Note C

      Management and Administrative                                                8,183
      Marketing and Distribution                                                     413
   Custodian Fees                                                                     48
   Auditing Fees                                                                       6
   Shareholders' Reports                                                             116
   Trustees' Fees and Expenses                                                         4
                                                                                 -------
      Total Expenses                                                              10,021
      Expenses Paid Indirectly--Note D                                              (125)
                                                                                 -------
      Net Expenses                                                                 9,896
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                            173,099
-----------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD*                                  40,261
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES        (89,898)
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $123,462
=========================================================================================

*Dividend income and realized net gain from affiliated companies were $ 1,247,000 and $14,934,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS
     This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------
                                                                                WELLESLEY INCOME FUND
                                                                       ---------------------------------
                                                                             SIX MONTHS             YEAR
                                                                                  ENDED            ENDED
                                                                          JUN. 30, 2000    DEC. 31, 1999
                                                                                  (000)            (000)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                     $  173,099       $  413,224
   Realized Net Gain                                                             40,261          370,860
   Change in Unrealized Appreciation (Depreciation)                             (89,898)      (1,110,605)
                                                                       ---------------------------------
      Net Increase (Decrease) in Net Assets Resulting from Operations           123,462         (326,521)
                                                                       ---------------------------------
DISTRIBUTIONS
   Net Investment Income                                                       (172,398)        (414,744)
   Realized Capital Gain                                                             --         (444,853)
                                                                       ---------------------------------
      Total Distributions                                                      (172,398)        (859,597)
                                                                       ---------------------------------
CAPITAL SHARE TRANSACTIONS1
   Issued                                                                       158,953          778,086
   Issued in Lieu of Cash Distributions                                         139,733          739,241
   Redeemed                                                                  (1,187,329)      (1,852,604)
                                                                       ---------------------------------
      Net Increase (Decrease) from Capital Share Transactions                  (888,643)        (335,277)
--------------------------------------------------------------------------------------------------------
   Total Decrease                                                              (937,579)      (1,521,395)
--------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                        6,976,385        8,497,780
                                                                       ---------------------------------
   End of Period                                                             $6,038,806       $6,976,385
========================================================================================================

1Shares Issued (Redeemed)
   Issued                                                                         8,479           36,384
   Issued in Lieu of Cash Distributions                                           7,493           37,674
   Redeemed                                                                     (63,644)         (88,183)
                                                                       ---------------------------------
      Net Increase (Decrease) in Shares Outstanding                             (47,672)         (14,125)
========================================================================================================

     FINANCIAL HIGHLIGHTS
     This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------------------
                                                                                         WELLESLEY INCOME FUND
                                                                                ----------------------------------------
FOR A SHARE OUTSTANDING                                 SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
THROUGHOUT EACH PERIOD                                     JUNE 30, 2000          1999    1998     1997    1996     1995
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $18.85        $22.12  $21.86   $20.51  $20.44   $17.05
INVESTMENT OPERATIONS
         Net Investment Income                                       .53         1.120    1.13    1.190    1.17     1.13
         Net Realized and Unrealized Gain (Loss)
               on Investments                                       (.12)       (2.025)   1.40    2.805     .66     3.68
                                                                --------------------------------------------------------
Total from Investment Operations                                     .41         (.905)   2.53    3.995    1.83     4.81
                                                                --------------------------------------------------------
DISTRIBUTIONS
         Dividends from Net Investment Income                       (.53)       (1.120)  (1.13)  (1.200)  (1.16)   (1.14)
         Distributions from Realized Capital Gains                    --        (1.245)  (1.14)  (1.445)   (.60)    (.28
                                                                --------------------------------------------------------
         Total Distributions                                        (.53)       (2.365)  (2.27)  (2.645)  (1.76)   (1.42)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $18.73        $18.85  $22.12   $21.86  $20.51   $20.44
========================================================================================================================
Total Return                                                        2.21%        -4.14%  11.84%   20.19%   9.42%   28.91%
========================================================================================================================
Ratios/Supplemental Data
   Net Assets, End of Period (Millions)                           $6,039        $6,976  $8,498   $7,646  $7,013   $7,181
   Ratio of Total Expenses to
      Average Net Assets                                           0.31%*         0.30%   0.31%    0.31%   0.31%    0.35%
   Ratio of Net Investment Income to
      Average Net Assets                                           5.48%*         5.22%   5.05%    5.47%   5.74%    5.96%
   Portfolio Turnover Rate                                           28%*           20%     32%      36%     26%      32%
========================================================================================================================

Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the fund's investments are in long-term corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the Lehman Credit A or Better Index, the Lehman Long Credit AA or Better Index (through March 31, 2000), the S&P 500/BARRA Value Index, the S&P Utilities Index, and the S&P Telephone Index. For the six months ended June 30, 2000, the advisory fee represented an effective annual basic rate of 0.05% of the fund's average net assets before a decrease of $384,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2000, the fund had contributed capital of $1,204,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.2% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended June 30, 2000, these arrangements reduced expenses by $125,000.

E. During the six months ended June 30, 2000, the fund purchased $577,952,000 of investment securities and sold $1,834,138,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases of U.S. government securities were $287,211,000.

F. At June 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $68,885,000, consisting of unrealized gains of $424,116,000 on securities that had risen in value since their purchase and $355,231,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at June 30, 2000, was $256,800,000, for which the fund held cash collateral of $201,517,000 and U.S. Treasury securities with a market value of $63,475,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

THE VANGUARD(R)FAMILY OF FUNDS

STOCK FUNDS
---------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock
  Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International  Value Fund
Mid-Cap Index Fund*
Morgan(TM) Growth Fund
Pacific  Stock  Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock
  Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
---------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
  Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
  Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
---------------------------------------
Admiral(TM) Intermediate-Term
  Treasury Fund
Admiral(TM)Long-Term Treasury Fund
Admiral(TM)Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*


MONEY MARKET FUNDS
---------------------------------------
Admiral(TM) Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York
  Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE  ANNUITY PLAN
---------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income Portfolio
Equity  Index  Portfolio
 Growth  Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600.
Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

   Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

   Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

         The  list  below  provides  a  brief   description  of  each  Trustee's
professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.


TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------


OTHER FUND OFFICERS

RAYMOND J.  KLAPINSKY    Secretary;   Managing  Director  and  Secretary  of The
Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON  Legal Department.
ROBERT A. DISTEFANO  Information Technology.
JAMES H. GATELY  Individual Investor Group.
KATHLEEN C. GUBANICH  Human Resources.
IAN A. MACKINNON  Fixed Income Group.
F. WILLIAM MCNABB, III  Institutional Investor Group.
MICHAEL S. MILLER  Planning and Development.
RALPH K. PACKARD  Chief Financial Officer.
GEORGE U. SAUTER  Quantitative Equity Group.

[SHIP]
[THE VANGAURD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q272 082000

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.